UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2014

Eastern Virginia Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 15, 2014, Eastern Virginia Bankshares, Inc. (the “Company”) announced that it has received regulatory approval from the Federal Reserve Bank of Richmond and from the Virginia State Corporation Commission to move forward with its acquisition of Virginia Company Bank (“VCB”) pursuant to the merger of VCB with and into the Company’s wholly-owned banking subsidiary EVB, Tappahannock, Virginia, with EVB surviving.

A copy of the Company’s press release regarding its receipt of regulatory approval is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Eastern Virginia Bankshares, Inc. press release dated October 15, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Date: October 15, 2014

	By:	/s/ J. Adam Sothen
J. Adam Sothen
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Eastern Virginia Bankshares, Inc. press release dated October 15, 2014